EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce E. Fischer, Chairman of Westmont Resources Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Annual Report on Form 10-K of the Company, for the fiscal year ended 31 May 2010, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/  BRUCE E. FISCHER
Name:   BRUCE E. FISCHER
Title:    Chief Executive Officer / Managing Director
           (Principal Executive Officer)

Date: Tuesday, 14 September 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.